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                                                                    EXHIBIT 23.3


                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


         As independent petroleum engineers, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our estimates of reserves included in the Annual Report on Form 10-K of Toreador Royalty Corporation for the fiscal year ended December 31, 1998.


/s/ HARLAN CONSULTING


Dallas, Texas
October 1, 1999